Exhibit 99.2

[LOGO 0F SUNOCO]

2Q03 Earnings Conference Call

July 24, 2003

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Safe Harbor Statement	[LOGO OF SUNOCO]

This slide presentation should be reviewed in conjunction with Sunoco’s second quarter 2003 earnings conference call, held on July 24, 2003 at 3:00 p.m. ET. You may listen to the audio portion of the conference call on this website or an audio recording will be available after the call’s completion by calling 1-888-568-0719.

Those statements made by representatives of Sunoco during the course of Sunoco’s earnings conference call that are not historical facts are forward-looking statements intended to be covered by the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although Sunoco believes that the assumptions underlying these statements are reasonable, investors are cautioned that such forward-looking statements are inherently uncertain and necessarily involve risks that may affect Sunoco’s business prospects and performance causing actual results to differ from those discussed during the conference call. Such risks and uncertainties include, by way of example and not of limitation: general business and economic conditions; competitive products and pricing; changes in refining, chemical and other product margins; variation in petroleum-based commodity prices and availability of crude oil supply or transportation; fluctuations in supply of feedstocks and demand for products manufactured; changes in operating conditions and costs; changes in the expected level of environmental capital, operating or remediation expenditures; potential equipment malfunction; potential labor relations problems; the legislative and regulatory environment; plant construction/repair delays; nonperformance by major customers, suppliers or other business partners; and political and economic conditions, including the impact of potential terrorist acts and international hostilities. These and other applicable risks and uncertainties have been described more fully in Sunoco’s first quarter Form 10-Q filed with the Securities and Exchange Commission on May 14, 2003 and in other periodic reports filed with the Securities and Exchange Commission.

Sunoco undertakes no obligation to update any forward-looking statements in this conference call, whether as a result of new information or future events.

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Summary: 2Q03	[LOGO OF SUNOCO]

•	Earnings: $81 MM ($1.04/share)

—	Refining & Supply earnings of $50 MM... down from 1Q03 but up sharply vs. 2Q02

—	Record Retail Marketing ($36 MM) and improved Chemicals ($10 MM) results

—	Chemicals results include a $5 MM income contribution from 3/31/03 transaction with Equistar Chemicals… and after-tax charges of $3 MM primarily related to a fire at La Porte, TX facility and employee terminations

—	Employee annual incentive compensation accrual increased (up $5 MM pre-tax vs. 1Q03)

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Summary: 2Q03 (cont’d.)	[LOGO OF SUNOCO]

•	Operations

—	Near capacity production in Refining

—	Retail fuel volumes up 3% vs. 2Q02

—	Weaker Chemicals demand, particularly early in the quarter

•	Strategic Transactions

—	Closed on Speedway retail acquisition (193 company-operated sites) during June…$162 MM including inventory

––	In process of divesting 190 retail sites in Ohio and Michigan (55 fee-owned)

—	Sale of plasticizers business and purchase of Eagle Point refinery continue under FTC review… in process of complying with requests for additional information

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Summary: Other Items	[LOGO OF SUNOCO]

•	1H03 net income of $167 MM ($2.16/share)

—	Refining & Supply earnings of $143 MM

—	Retail Marketing earnings of $46 MM

•	Excluding Equistar ($198 MM) and Speedway ($162 MM) transactions—generated net cash flow of approximately $210 MM in 1H03 … net cash draw of $150 MM

•	44% debt-to-capital (net of cash) ratio at June 30… $240 MM cash balance and no short-term borrowings

•	Sunoco Logistics (NYSE: SXL) stock price up 55% since February 2002 IPO

—	Market value of Sunoco’s 75% interest has increased by approximately $200 MM

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Summary: Other Items (cont’d.)	[LOGO OF SUNOCO]

•	3Q03 Margins-to-date

—	Refining & Supply… Approximating 2Q03 averages…Lower “benchmark” margins offset by lower marine transportation costs and less mid-continent crude backwardation

—	Retail Marketing… Slower start (vs. 2Q03) as crude prices have increased… Will have full-quarter contribution from Speedway

—	Chemicals… Similar margins to 2Q03…expect demand/ sales volumes to recover to 3Q02 levels

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Appendix

A1

Earnings Profile ($MM)	[LOGO OF SUNOCO]

	2Q 03	2Q 02	CHANGE	1Q 03	CHANGE
Refining & Supply	50	15	35	93	(43)
Retail Marketing	36	21	15	10	26
Chemicals	10	(1)	11	(4)	14
Logistics	9	9	—	11	(2)
Coke	11	9	2	10	1
Corporate / Net Financing	(35)	(27)	(8)	(34)	(1)
Write-down of assets and
other matters	—	(17)	17	—	—
Net Income	81	9	72	86	(5)
EPS (diluted)	1.04	0.12	0.92	1.12	(0.08)

A2

Earnings Profile ($MM)	[LOGO OF SUNOCO]

	1H 03	1H 02	CHANGE
Refining & Supply	143	(61)	204
Retail Marketing	46	1	45
Chemicals	6	1	5
Logistics	20	17	3
Coke	21	16	5
Corporate / Net Financing	(69)	(55)	(14)
Write-down of assets and other matters	—	(17)	17
Net Income (Loss)	167	(98)	265
EPS (diluted)	2.16	(1.29)	3.45

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Refining & Supply	[LOGO OF SUNOCO]

•	2Q03 Income of $50 MM

—	Excellent operating quarter… crude utilization at 100% and conversion units at 98%

—	Although trending down during much of quarter, still good overall margin environment in NE… particularly RFG margins

—	Mid-continent refineries opportunity lessened by expensive (backwardated) crude market structure

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Refining & Supply	[LOGO OF SUNOCO]

	2Q 03	2Q 02	CHANGE	1Q 03	CHANGE
Income ($MM)	50	15	35	93	(43)
Crude Inputs (% of capacity)	100	97	3	96	4
Realized margin ($/B)
Northeast	4.42	2.66	1.76	5.68	(1.26)
Toledo	4.03	4.08	(0.05)	5.07	(1.04)
Tulsa	3.86	4.73	(0.87)	3.74	0.12
Total R&S	4.29	3.14	1.15	5.35	(1.06)
Total Production Available for Sale (MMB)	69.9	70.2	(0.3)	67.6	2.3

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Refining & Supply	[LOGO OF SUNOCO]

	1H 03	1H 02	CHANGE
Income (Loss) ($MM)	143	(61)	204
Crude Inputs (% of capacity)	98	95	3
Realized margin ($/B)
Northeast	5.04	1.74	3.30
Toledo	4.55	2.73	1.82
Tulsa	3.80	4.46	(0.66)
Total R&S	4.81	2.21	2.60
Total Production Available for Sale (MMB)	137.5	134.8	2.7

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Retail Marketing	[LOGO OF SUNOCO]

•	2Q03 income of $36 MM

—	Record quarter…strong April/May margins as crude/wholesale gasoline prices moderated

—	Speedway acquisition closed during June… $1 MM income contribution

—	Gasoline volumes up 2% vs. 2Q02 and YTD vs. 1H02… industry demand estimated to be flat vs. 2002

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Retail Marketing	[LOGO OF SUNOCO]

	2Q 03	2Q 02	CHANGE	1Q 03	CHANGE
Income	36	21	15	10	26
Sales (MMgal):
Gasoline	1,032	1,008	24	950	82
Middle Distillates	143	132	11	167	(24)

Total	1,175	1,140	35	1,117	58
Gasoline Margin (cpg)	11.6	9.2	2.4	8.3	3.3
Distillate Margin (cpg)	12.3	8.7	3.6	14.2	(1.9)
Merchandise Sales (M$/Store/Mo )	71	67	4	66	5
Merchandise Margin (% of sales)	25	26	(1)	24	1

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Retail Marketing	[LOGO OF SUNOCO]

	1H 03	1H 02	CHANGE
Income	46	1	45
Sales (MMgal):
Gasoline	1,981	1,949	32
Middle Distillates	311	274	37

Total	2,292	2,223	69
Gasoline Margin (cpg)	10.0	6.2	3.8
Distillate Margin (cpg)	13.4	11.2	2.2
Merchandise Sales (M$/Store/Mo )	69	65	4
Merchandise Margin (% of sales)	24	25	(1)

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Sunoco Chemicals	[LOGO OF SUNOCO]

•	2Q03 income of $10 MM

—	Both phenol and polypropylene margins up sharply vs. 1Q03… but total volumes down vs. 2Q02 and 1Q03

—	High natural gas costs and low BPA margins also impacted phenol results

—	2Q03 results include $3 MM after-tax charges primarily for employee termination costs and a fire at La Porte, TX polypropylene plant… also includes a $3 MM after-tax loss from MTBE joint venture

—	Equistar transaction (propylene supply and acquisition of Bayport, TX polypropylene plant) accretive by $5 MM (after tax) in 2Q03… strong propylene supply margins

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Sunoco Chemicals	[LOGO OF SUNOCO]

	2Q 03		2Q 02		CHANGE	1Q 03	CHANGE
Income (Loss)	10		(1)		11	(4)	14
Margin (cp#) (All Products)	8.4		5.0		3.4	5.4	3.0
Total Sales Volume (MM of lbs.)	1,374	(a)	1,466	(b)	(92)	1,421	(47)

(a)	Includes 78 MM lbs. of polypropylene from Bayport, TX plant acquired March 31, 2003.
(b)	Includes 33 MM lbs. from aniline production line shut down in 4Q02.

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Sunoco Chemicals	[LOGO OF SUNOCO]

	1H 03		1H 02		CHANGE
Income	6		1		5
Margin (cp#) (All Products)	6.9		5.7		1.2
Total Sales Volume (MM of lbs.)	2,795	(a)	2,837	(b)	(42)

(a)	Includes 78 MM lbs. of polypropylene from Bayport, TX plant acquired March 31, 2003.
(b)	Includes 59 MM lbs. from aniline production line shut down in 4Q02.

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Other Businesses	[LOGO OF SUNOCO]

•	Logistics earnings of $20 MM in 1H03
—	up $3 MM vs. 1H02, in part due to MLP growth

•	Coke earnings of $21 MM in 1H03
—	up $5 MM vs. 1H02… 1H02 results included $4 MM (after tax) receivable write-off

•	Corporate expenses (after-tax) of $19 MM in 1H03
—	up $5 MM vs. 1H02 primarily due to increased pension and employee performance incentive costs

•	Net financing expenses (after-tax) of $50 MM in 1H03
—	up $9 MM vs. 1H02 due largely to higher preferential return expenses related to Sun Coke

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